UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2016

THE CHILDREN’S PLACE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

At the Annual Meeting of Stockholders of The Children’s Place, Inc. (the “Company”) held on May 25, 2016, the Company’s stockholders voted to (i) re-approve the material terms of the performance criteria set forth in the Company’s 2011 Equity Incentive Plan as required by Section 162(m) of the Internal Revenue Code, and (ii) approve an increase of 715,000 shares of Common Stock available for issuance under the Company’s 2011 Equity Incentive Plan, with each such amendment taking effect upon the filing of an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on June 6, 2016. Each such proposal is as described in the Company’s proxy statement for such Annual Meeting as filed with the U.S. Securities and Exchange Commission, or the SEC, on April 6, 2016, which such descriptions are incorporated herein by reference. A copy of the Company’s Third Amended and Restated 2011 Equity Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders of the Company held on May 25, 2016, the Company’s stockholders voted (i) to approve an amendment to the Company’s Charter as described in the Company’s Proxy Statement for the Annual Meeting to permit holders of 25% or more of the Company’s Common Stock to require the Company to call a special meeting of stockholders, (ii) to approve an amendment to the Company’s Charter to remove supermajority (75%) stockholder voting requirements to amend certain provisions of the Charter, (iii) to approve an amendment to the Company’s Charter to remove supermajority (75%) stockholder voting requirements to amend certain provisions of the Company’s bylaws, (iv) to approve an amendment to the Company’s Charter to lengthen the notice window during which stockholders may submit proposals or nominations for consideration before an annual meeting of stockholders and to provide a greater deal of certainty as to when proposals must be submitted, and (v) to approve an amendment to the Company’s Charter to remove the provision governing the removal of directors from the Charter and to replace that provision with a provision in the Company’s Bylaws which provides that, until the 2017 annual meeting of stockholders, directors may only be removed for cause, and, following the 2017 annual meeting of stockholders, directors may be removed with or without cause. Each such amendment is as described in the Company’s proxy statement for such Annual Meeting as filed with the SEC on April 6, 2016, which such descriptions are incorporated herein by reference. The Company filed an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on June 6, 2016 to effect each of the amendments. A copy of the Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

 In addition, the Board of Directors amended and restated the Company’s Bylaws to (i) permit the holders of not less than 25% of the Company’s Common Stock to call special meetings in the manner provided for in the Bylaws, (ii) provide for a 30 day window for stockholders to submit proposals or nominations for an annual meeting of stockholders and to establish procedures that stockholders must comply with in order to do so, (iii) provide that, until the 2017 annual meeting of stockholders, directors may only be removed for cause, and, following the 2017 annual meeting of stockholders, directors may be removed with or without cause. Each such amendment is as described in the Company’s proxy statement for such Annual Meeting as filed with the SEC on April 6, 2016, which such descriptions are incorporated herein by reference. Each such amendment took effect upon the filing of an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State on June 6, 2016. A copy of the Company’s Sixth Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d)	Exhibits

3.1*	Amended and Restated Certificate of Incorporation of The Children’s Place, Inc.

3.2*	Sixth Amended and Restated Bylaws of The Children’s Place, Inc.

10.1*	The Children’s Place, Inc. Third Amended and Restated 2011 Equity Plan.

____________

*	Filed herewith.

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2016

THE CHILDREN’S PLACE, INC.

	By:	/s/ Jane T. Elfers
	Name:	Jane T. Elfers
	Title:	President and Chief Executive Officer

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